Exhibit 10.12

                               INTELLIWORXX, INC.

                        10% SUBORDINATED CONVERTIBLE NOTE
                                DUE APRIL 1, 2002


Number:          -2-
        ----------------------------

Principal : $250,000.00
            ------------------------

Original Issue Date:  March  28, 2001
                      ----------------------

Registered Holder:    JTE Finance, on behalf of its clients
                      -------------------------------------
                                     (name)


     Intelliworxx, Inc., a Florida corporation (the "Company") with principal offices at 1819 Main Street, Suite 1101, Sarasota, FL 34236, for value received, hereby promises to pay the registered holder hereof (the "Holder") the principal sum set forth above on April 1, 2002 (the "Maturity Date"), in such coin or currency of the United States of America as at the time of payment shall be the legal tender for the payment of public and private debts, and to pay interest, less any amounts required by law to be deducted or withheld, computed on the basis of a 365-day year, on the unpaid principal balance hereof from the date hereof (the "Original Issue Date"), at the rate of 10% per year, until such principal sum shall have become due and payable, or has been converted by the Holder pursuant to Section 5, below. Interest payments will be made at the option of the Holder in either cash or in such number of shares of the Company's common stock, no par value ("Common Stock"), computed in accordance with Section
4.2 below and shall be paid, on Maturity, or if the principal of the Note is earlier converted, upon conversion pursuant to Section 5, below. All references herein to dollar amounts refers to U.S. dollars.

     By acceptance and purchase of this Note, the registered holder hereof agrees with the Company that the Note shall be subject to the following terms and conditions:

     1. Authorization of Notes. The Company has authorized the issue and sale of its 10% Subordinated Convertible Note due April 1, 2002 (the "Note," such term includes any notes which may be issued in exchange or in replacement thereof) in the aggregate principal amount of not more than U.S. $500,000.

     2. Transfer or Exchange. Prior to due presentation to the Company for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes.

     3. Option to Convert Principal and Interest into Equity Securities. The Company has disclosed to Holder, and Holder acknowledges, that the Company intends to offer securities of the Company (which may consist of voting stock or other securities convertible into Common Stock or warrants to obtain the Common Stock; hereafter, collectively, "Equity Securities") for sale to one or more investors pursuant to a private offering which the Company expects to complete

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within twelve months from the date of this Note. The Company hereby agrees not to complete such an offering of Equity Securities without first offering to Holder the opportunity to convert all or a portion of the total indebtedness under this Note (principal and all accrued interest hereafter "Total Indebtedness") to the purchase of such Equity Securities upon the same terms offered to other investors. The Company shall give notice to Holder prior to any such sale, which notice shall fully disclose the material terms thereof, and Holder shall have a prior right and option for ten (10) days following receipt of such notice to convert all or any portion of the Total Indebtedness to the purchase of a portion of the Equity Securities.

     4.   Prepayment or Put of Note; Payment of Interest in Shares.


          4.1 Optional Prepayment of Note. The Company may prepay the Note at any time without penalty or premium.

          4.2 Payment of Interest in Shares. At the Maturity Date, the Company will issue to the Holder, at the Holder's option, in lieu of cash interest, shares of Common Stock calculated in accordance with the following formula (the "Conversion Rate"):

          Interest Shares = (.10 x *Principal) / Conversion Price, where

          *Principal = the Principal Amount of the Note, and

          *Conversion Price = $.70

     5.   Conversion of Notes.


          5.1 Conversion of the Note.

          (a) Right to Convert. The record holder of this Note shall be entitled, on or after the Date of Original Issuance, at the option of the Holder, to convert this Note, in whole but not in part, into the number of fully-paid and non-assessable shares of Common Stock determined as follows:

               Number of shares issued upon conversion = (Principal + Interest) / Conversion Price, where:

               *Principal = the principal amount of the Note(s) to be converted;

               *Interest = the principal x (N/365) x .10 - (Interest paid prior to the Date of Conversion), where N = the number of days between
               (i) the Original Issuance Date and (ii) the applicable Date of Conversion for the Note for which conversion is being elected (including such date of issuance but excluding such date of conversion); and

               *Conversion Price = $.70.

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          5.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder shall surrender such Note, together with the Notice of Conversion annexed hereto as Exhibit 1 appropriately endorsed to the Company at its principal office, accompanied by written notice to the Company
(a) stating that the Holder elects to convert the Note or a portion thereof, and if a portion, the amount of such portion in multiples of $1,000 in principal amount, and (b) setting forth the name or names (with address) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. Provided the Note is received properly endorsed promptly by the Company, the date of conversion of such Note shall be deemed to be the date of receipt of Notice of Conversion, even if the Company's stock transfer books are at that time closed, and the converting Holder shall be deemed to have become, on the date of conversion, the record holder of the shares of Common Stock deliverable upon such conversion. If the Note is not received, properly endorsed by the fifth business day following the date the Company receives Notice of Conversion, the date of conversion shall be deemed to be the date the Note is received, provided that such later receipt will not lower the Conversion Price stated in the Notice of Conversion.

          As soon as reasonably possible after the date of conversion, the Company shall issue and deliver to such converting Holder a certificate or certificates for the number of shares of Common Stock due on such conversion. No adjustments in respect of interest or cash dividends shall be made upon the conversion of any Note or Notes.

          Upon conversion of the Note in part, the Company shall execute and deliver to the Holder thereof, at the expense of the Company, a new Note, in aggregate principal amount equal to the unconverted portion of such Note. such new Note shall have the same terms and provisions other than the principal amount as the Note or Notes surrendered for conversion.

          5.3 Duration of Conversion Privilege. The right to subscribe for and purchase shares of Common Stock pursuant to the conversion privilege granted herein shall commence on the Original Issue Date and shall expire at 5:00 p.m., New York time on April 1, 2002.

          5.4 Stock Fully Paid; Restricted. The Company covenants and agrees that:

          (a) all shares which may be issued upon the exercise of the conversion privilege granted herein will, upon issuance in accordance with the terms hereof, be fully paid, nonassessable, and free from all taxes, liens and charges (except for taxes, if any, upon the income of the Holder) with respect to the issue thereof, and that the issuance thereof shall not give rise to any preemptive rights on the part of the stockholders;

          (b) the failure of the Company to issue shares upon the conversion of the Note will cause the holder immediate irreparable harm.

          5.5  Antidilution Provisions. The following provisions apply to the
               Note:


          (a) In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

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


               (iv) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, or (v) issue by reclassification of its Common Stock other securities of the Company, the conversion privilege of the Note and the Conversion Price then in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock and other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Note been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) In case the Company shall issue rights, options, warrants or convertible securities to all holders of its Common stock, without any charge to such holders, entitling them to subscribe for or to purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current Conversion Price, the Conversion Price thereafter shall be determined by multiplying the then current conversion Price by a fraction (but in no event greater than 1), of which the denominator shall be (i) the number of shares of the common stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (ii) the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (y) the number of shares which the aggregate offering price of the total number of shares offered would convert at the higher of the then current Market Price, or then current Conversion Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactively after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

          (c) In case the Company shall distribute to all holders of its shares of Common Stock (i) debt securities or other evidences of its indebtedness which are not convertible into Common Stock or (ii) assets (excluding cash dividends or distributions out of earnings), then the Conversion Price shall be determined by dividing the then current Conversion Price by a fraction, of which the numerator shall be the higher of the then current Market Price, or the Conversion Price on the date of such distribution, and of which the denominator shall be such Current Market Price, or such Conversion Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination

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               of stockholders entitled to receive such distribution. The fair value of such assets shall be determined in good faith by the Board of Directors of the Company.

          (d) To the extent not covered by paragraphs (b) or (c) hereof, in case the Company shall sell or issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale or issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to the Company upon exercise or conversion thereof, by
               (ii) the total number of shares covered by such rights, options, warrants or convertible securities) lower than the Conversion Price in effect immediately prior to such sale or issuance, then the Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (I) an amount equal to the Conversion Price multiplied by the sum of (A) the number of shares of Common stock outstanding immediately prior to such sale or issuance plus (B) the number of shares which could have been purchased at the Conversion Price with the consideration received by the Company upon such sale or issuance by (II) the total number of shares of Common Stock outstanding immediately after such sale or issuance. For the purposes of such adjustments, the shares of Common Stock, which the holders of any such rights, options, warrants or convertible securities shall be entitled to subscribe for or purchase, shall be deemed issued and outstanding as of the date of such sale or issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible securities, plus the consideration or premiums stated in such rights, options, warrants or convertible securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell or issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of shares of Common Stock, any underwriting discounts or commissions shall not be deducted from the price received by the Company for sales of securities registered under the Act.

          (e) No adjustment in the Conversion Price shall be required in the following events:

               (i) If the amount of such adjustment would be less than $.05 per share; provided, however, that any adjustment which by reason of this paragraph 5.5(e)(i) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment; or

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               (ii) The issuance of options under the Company's existing stock option plans and future stock option plans approved by the Company's shareholders.

          (f) When the number of shares of Common Stock or the Conversion Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Holder by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock and the Conversion Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

          (g)  For the purpose of this Section 5.5, the following shall apply:

               (i) The term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Company at the date of this Note or (B) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 5.5, the Holder shall become entitled to receive any securities upon conversion of the Company other than shares of Common Stock thereafter the number of such other securities and the Conversion Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 5.5.

               (ii) If the Common Stock is traded on a securities exchange or over the counter, the "Current Market Price" for purposes of this Section 5.5 shall mean the average of the Current Market Prices for the five consecutive trading days immediate1y prior to the date of the event which necessitates an adjustment to the Conversion Price.

          (h) Upon the expiration of any unexercised rights, options, warrants or conversion privileges, the Conversion Price shall be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not

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               exercised; provided. however, that no such readjustment shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

          5.6 No Adjustment for Dividends. Except as provided in Section 5.5, no adjustment in respect to any dividends paid shall be made during the term of the Note or upon the exercise of the Note.

          5.7 Preservation of Purchase Rights Upon Reclassification Consolidation. etc. In the case of any consolidation of the Company with or merger of the Company into another corporation or in the case of any sale or conveyance to another corporation of all or substantially all of the property, assets or business of the Company, the Company or such successor or purchasing corporation, as the case may be, shall provide that the Holder shall have the right thereafter upon payment of the Conversion Price in effect immediately prior to such action to purchase upon conversion of the Note the kind and amount of shares and other securities and property which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Note been converted immediately prior to such action. such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
5. The provisions of this Section 5.7 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          5.8 Par Value of Common Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Note, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

          5.9 Statement on Note Certificates. Irrespective of any adjustments in the Conversion Price or the number of securities convertible, this Note certificate or any certificates hereafter issued may continue to express the same price and number of securities as are stated in this Note certificate. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of the Note certificate that it may deem appropriate and that does not affect the substance thereof; and any Note certificate thereafter issued, whether upon registration or transfer of, or in exchange or substitution for, an outstanding Note certificate, may be in the form so changed.

          6. Restrictions on Transferability. The Note and the Common Stock issuable upon conversion of the Note shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 6, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Note or any Common Stock issuable upon conversion of the Note. Holder, by acceptance of this Note, agrees to be bound by the provisions of this Section 6.

          6.1 Restrictive Legend. The Holder by accepting this Note and any Common Stock issuable upon conversion of the Note agrees that this Note and the Common Stock issuable upon conversion hereof may not be assigned or otherwise

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transferred unless and until (i) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

          (a) Each certificate for Common Stock issuable hereunder shall bear a legend substantially worded as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The securities may not be offered for sale, sold, assigned, offered, transferred or otherwise distributed for value except (i) pursuant to an effective registration statement under the Act or any state securities laws or (ii) pursuant to an exemption from registration or prospectus delivery requirements under the Act or any state securities laws in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect."

          (b) Except as otherwise provided in this Section 6, the Note shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "This Note and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be transferred in violation of such Act, the rules and regulations thereunder or any state securities laws or the provisions of this Note."

          6.2 Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any Note or any shares of Restricted Common Stock, the Holder shall give five (5) days' prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder an opinion that the proposed Transfer of such Note or such Restricted Common Stock may be effected without registration under the Securities Act or state securities laws. After the Company's receipt of the Transfer Notice and opinion, such Holder shall thereupon be entitled to Transfer such Note or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and the Note issued upon such Transfer shall bear the restrictive legends set forth in Section 6.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act.

          6.3 Termination of Restrictions. Notwithstanding the foregoing provisions of Section 6, the restrictions imposed by this Section upon the transferability of the Notes, the Common Stock issuable upon conversion and the Restricted Common Stock (or Common Stock issuable upon the conversion of the Note) and the legend requirements of Section 6.1 shall terminate as to any particular Note or Restricted Common Stock (or Common Stock issuable upon the conversion of the Note) (i) when and so long as such security shall have been

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effectively registered under the Securities Act and applicable state securities laws and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel that such shares may be transferred without registration thereof under the Securities Act and applicable state securities laws. Whenever the restrictions imposed by Section 6 shall terminate as to this Note, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company upon written request of the Holder, at the expense of the Company, a new Note bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN NOTE
          CONTAINED IN SECTION 6 HEREOF TERMINATED ON ___________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

     All Notes issued upon registration of transfer, division or combination of, or in substitution for, any Note or entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legends set forth in Section 6.1.

          6.4 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the conversion of this Note so long as any shares of Common Stock shall be so listed during the Exercise Period.

     7. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any subscription hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Conversion Price then in effect.

     8. Subordination. Any right of the Holder to payment of principal or interest from the Company shall be subordinated to the claims and rights of the holders of the Senior Debt ("Senior Debt Holders"). "Senior Debt" means all Indebtedness of the Company other than the Notes, whether outstanding on the date of execution of this Note or thereafter created, incurred or assumed, except (x) any such Indebtedness that by the terms of the instrument or instruments by which such Indebtedness was created, assumed or incurred expressly provides that it (i) is junior in right of payment to the Notes or
(ii) ranks pari passu in right of payment with the Notes and (y) any amendments, modifications or supplements to, or any renewals, extensions, deferrals, refinancing and refunding of, any of the foregoing. Any cash payment of principal or interest to the Holder shall be collected, enforced or received by the Holder as trustee for the Senior Debt Holders and paid over to the Senior Debt Holders. The Holder agrees that in the event of any payment of principal or interest by the Company to the Holder by reason of any receivership, insolvency or bankruptcy proceeding, or proceeding for reorganization or readjustment of the Company or its properties, or otherwise, then, in any such event, the Senior Debt Holders shall be preferred in the payment of their claims over the claim of the Holder to payment of principal or interest against the Company or its properties, and the claims of the Senior Debt Holders shall be first paid and satisfied in full before any payment or distribution of any kind or character,

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whether in cash or property, shall be made to the Holder. Provided, however, that this Section 8 shall not apply to any payment of principal or interest made to the Holder while the Company is solvent and not in default with respect to its Senior Debt.

     9. Replacement of Note Certificate. Upon receipt of evidence satisfactory to the Company of the certificate loss, theft, destruction or mutilation of the Note certificate and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Note certificate, the Company will issue a new Note certificate, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note certificate.

     10. Covenants of the Company. So long as any of the Notes remain outstanding, the Company shall:


          (a) At all times keep reserved the total number of shares of Common Stock necessary for the conversion of all of the then outstanding Notes at the then current Conversion Rate;

          (b) Not pay any dividends in cash and/or property or other assets of the Company in respect of its Common Stock or otherwise; and

          (c) Not enter into a loan secured by the property and/or assets of the Company or any of its subsidiaries with (i) any director, officer or 5% stockholder of the Company, (ii) any entity in which a director, officer or 5% stockholder has an interest as an officer, director, partner, beneficiary of a trust or is a 5% or more equity holder of such entity, or (iii) any parent, spouse, child or grandchild of an officer, director or 5% stockholder of the Company upon terms no less favorable to the Company than those which could be obtained from an "arms-length" lender.

     11. Default. If any of the following events (herein called "Events of Default") shall occur:

          (a) if the Company shall default in the payment or prepayment of any part of the principal of any of the Notes after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise, and such default shall continue for more than 30 days; or

          (b) if the Company shall default in the payment of any installment of interest on any of the Notes for more than 30 days after the same shall become due and payable; or

          (c) if the Company shall make an assignment for the benefit of creditors or shall be unable to pay its debts as they become due; or

          (d) if the Company shall dissolve; terminate its existence; become insolvent on a balance sheet basis; commence a voluntary case under the federal bankruptcy laws or under any other federal or

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               state law relating to insolvency or debtor's relief; permit the entry of a decree or order for relief against the Company in an involuntary case under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtor's relief; permit the appointment or consent to the appointment of a receiver, trustee, or custodian of the Company or of any of the Company's property; make an assignment for the benefit of creditors; or admit in writing to be failing generally to pay its debts as such debts become due; or

          (e) if the Company shall default in the performance of or compliance with any agreement, condition or term contained in this Note or any of the other Notes and such default shall not have been cured within 30 days after such default; or

          (f) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Subscription Agreement shall be false or misleading in any material respect at the time made;

then and in any such event the Holder of this Note shall have the option (unless the default shall have theretofore been cured) by written notice to the Company to declare the Note to be due and payable, whereupon the Note shall forthwith mature and become due and payable, at the applicable prepayment price on the date of such notice, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding. Upon the occurrence of an Event of Default, the Company shall promptly notify the Holder of this Note in writing setting out the nature of the default in reasonable detail.

     12. Remedies on Default; Notice to Other Holders. In case any one or more of the Events of Default shall occur, the Holder may proceed to protect and enforce his or her rights by a suit in equity, action at law or other appropriate proceeding, whether, to the extent permitted by law, for the specific performance of any agreement of the Company contained herein or in aid of the exercise of any power granted hereby. If any Holder of one or more of the Notes shall declare the same due and payable or take any other action against the Company in respect of an Event of Default, the Company will forthwith give written notice to the Holder of this Note, specifying such action and the nature of the default alleged.

     13. Amendments. With the consent of the Holders of more than 50% in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Note or of any supplemental agreement or modifying in any manner the rights and obligations of the holders of Notes or Common Stock issued upon conversion of the Notes, and of the Company, provided, however, that no such supplemental agreement shall (a) extend the fixed maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or alter or impair the right to convert the same into Common Stock at the rates and upon the terms provided in this Note, without the consent of the Holder of each of the Notes so affected, or (b) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any supplemental agreement, without the consent of the Holders of all Notes then outstanding.

     14. Changes, Waivers. etc. Neither this Note nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 15 of this Note.

     15. Entire Agreement. This Note embodies the entire agreement and understanding between the Holder and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

     16.  Governing Law, Jurisdiction, etc.

          (a) It is the intention of the parties that the laws of the State of Florida shall govern the validity of this Note, the construction of its terms and the interpretation of the rights and duties of the parties.

          (b) In the case of any dispute, question, controversy or claim arising among the parties hereto which shall arise out of or in connection with this Note, the same shall be submitted to arbitration before a panel of three arbitrators in Sarasota, Florida, in accordance with the rules of the American Arbitration Association. One arbitrator shall be appointed by the party or parties bringing the claims ("Claimant") and one arbitrator shall be appointed by the party or parties defending the claim ("Respondent"). The arbitrators selected by such parties shall be selected within thirty (30) days after notification by the Claimant to the Respondent that it has determined to submit such dispute, question, controversy or claim to arbitration. The two arbitrators so selected shall select a third arbitrator within thirty (30) days after the selection of the arbitrator selected by such parties. Should a party fail to select an arbitrator within the specified time period, or should the arbitrators selected by the parties fail to select a third arbitrator, the missing arbitrator or arbitrators shall be appointed by the Sarasota, Florida office of the American Arbitration Association. The decision of the panel shall be final and binding on the parties and enforceable in any court of competent jurisdiction. The costs of the arbitration will be imposed upon the Claimant and Respondent as determined by the arbitration panel or, failing such determination, will be borne equally by the Claimant and the Respondent. The successful or prevailing party or parties shall be entitled to recover reasonable attorneys fees in addition to any other relief to which it may be entitled.

          (c) In the event of any dispute, question, controversy or claim arising among the parties hereto which shall arise out of or in connection with this Note, the parties shall keep the proceeding related to such controversy in strict confidence and shall not disclose the nature of said dispute, the status of the proceeding or any testimony, documents or information obtained or exchanged in the course of said proceeding without the express written consent of all parties to such dispute.


                                            INTELLIWORXX, INC.

[Corporate Seal]

                                            By:  /s/  Christopher J. Floyd
                                               --------------------------------
                                                      Christopher J. Floyd, CFO


Number:                   -2-
         -------------------------------------

Name of Holder:   JTE Finance, on behalf of its clients
                  -------------------------------------

Principal:  $250,000.00
            --------------------------

Original Issue Date:  March  28, 2001
                      ---------------

                                    EXHIBIT 1

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)


     The undersigned hereby irrevocably elects to convert $______________ of the above Note No. _____ into _________ shares of Common Stock of Intelliworxx, Inc. (the "Company") according to the conditions set forth in such Note, as of the date written below.

     The undersigned confirms the representations and warranties set forth in the Subscription Agreement.

                                    ------------------------------------------
                                    Date of Conversion*


                                    ------------------------------------------
                                    Applicable Conversion Price**


                                    ------------------------------------------
                                    Signature


                                    ------------------------------------------
                                    Name


                                    ------------------------------------------
                                    Address

                                    ------------------------------------------


*The original Note and this Notice of Conversion must be received by the Company within five business days following the date of Conversion.